Exhibit 10.2

BIG LOTS EXECUTIVE SEVERANCE PLAN AND SUMMARY PLAN DESCRIPTION
ACKNOWLEDGEMENT & AGREEMENT

The undersigned employee (the “Employee”) of a subsidiary or an affiliate of Big Lots, Inc. (the “Employer”), in consideration for being offered eligibility to participate in the Big Lots Executive Severance Plan (the “Plan”) and Summary Plan Description, hereby acknowledges and agrees that:

•	The Employee has received a copy of the Plan;

•
The Employee agrees to be bound by the terms of the Plan, including, but not limited to, the restrictive covenants contained therein, which include both non-competition and non-solicitation restrictions;

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[The Employee agrees that Section IV.H of the Plan provides for no duplication of benefits and to the extent the Employee is eligible for benefits under the Plan and under the Employee’s Employment Agreement (as defined in the Plan), the Employee will be entitled to the greater of the benefits payable under the Plan or the Employment Agreement, subject in all respects to the eligibility requirements of the Plan and the restrictive covenants contained therein;]

•
For purposes of the Plan’s non-competition restriction, the Employee and Employer agree that, the term “Competitor” means any entity engaged in the same business as the Group Business (as defined in the Plan), including, without limitation, [●], and any successor, parent or subsidiary of any of the foregoing;

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Except as otherwise provided in the CIC Agreements (as defined in the Plan) [and the Employment Agreements], the Employee and Employer agree that the Plan supersedes and replaces any and all prior arrangements, agreements, policies, plans, or understandings, whether written or oral, between the Employee and the Employer (or any predecessor thereto) regarding severance, separation, termination, change in control, or similar types of benefits or pay, including without limitation any employment agreement;

•	The Employee agrees that the Employee’s entitlement (if any) to any of the types of benefits or pay described in the Plan shall be governed solely by the terms of the Plan; and

•
The Employee agrees that the Plan does not create a contractual guarantee of employment, either implied or expressed [, and that the Employee is an at-will employee, which means that either the Employer or the Employee can terminate the Employee’s employment at will, with or without Cause (as defined in the Plan), for any or no reason, at any time, with or without notice].

Agreed and Acknowledged By:

Employee Signature	Employee Printed Name

Date

Employee Officer Signature	Employee Officer Printed Name

Date	Employee Officer Title